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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   Form 8-K

                                Current Report

    Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 2, 2002


                          ChevronTexaco Corporation
            (Exact name of registrant as specified in its charter)

  Delaware                       1-368-2                         94-0890210
------------             ------------------------          ---------------------
(State or other         (Commission File Number)          (I.R.S. Employer No.)
jurisdiction in
corporation)


     575 Market Street, San Francisco, CA                      94105
   ----------------------------------------                 -----------
   (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code: (415) 894-7700


                                     NONE
        (Former name or former address, if changed since last report)



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Item 5. Other Events

   - On September 2, 2002, ChevronTexaco Corporation issued a press release announcing that its Vice Chairman of the Board, Glenn F. Tilton, resigned to accept a position as Chairman, President and Chief Executive Officer of UAL Corporation, the parent company of United Airlines. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

   The following exhibit is filed as part of this report:

   Exhibit No.     Description
   -----------     ------------
   99.1            Press release issued September 2, 2002.



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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 3, 2002


                                        CHEVRONTEXACO CORPORATION

                                        By      /s/ S.J. Crowe
                                          -----------------------
                                          S. J. Crowe, Vice President and
                                          Comptroller
                                          (Principal Accounting Officer and
                                          Duly Authorized Officer)

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                                EXHIBIT INDEX


  99.1                   Press release issued September 2, 2002.